Exhibit 10.3

GLAUKOS CORPORATION

AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 2 to Fourth Amended and Restated Investors’ Rights Agreement (this “Amendment”), dated as of July 10, 2014, is made by and among Glaukos Corporation, a Delaware corporation (the “Company”), and the signatories hereto.

RECITALS

A.                                    The Company and certain of its stockholders are parties to that certain Fourth Amended and Restated Investors’ Rights Agreement, dated as of January 25, 2011 (the “IRA”), as amended by that certain Amendment No. 1 to Fourth Amended and Restated Investors’ Rights Agreement, dated as of January 22, 2013 (“Amendment No. 1;” Amendment No. 1 and the IRA are collectively referred to herein as the “Existing Agreement”). Defined terms used but not otherwise defined herein shall have the meaning therefor set forth in the Existing Agreement.

B.                                    Pursuant to Section 6.7 of the Existing Agreement, certain provisions of the Existing Agreement may be amended or waived by a written instrument signed by the Company and by Persons holding at least sixty-seven percent (67%) of the Registrable Securities.

C.                                    The Company and certain stockholders party to the Existing Agreement desire to amend the Existing Agreement on the terms and conditions set forth herein.

D.                                    The undersigned parties to this Amendment, other than the Company, have the requisite votes to amend or waive the provisions of Existing Agreement set forth below, which amendments and waiver shall be binding upon the Company, the undersigned parties and the other parties to the Existing Agreement and each of their respective successors and assigns.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.                                      Amendments to Existing Agreement.

(a)                                 Section 1(k) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

““Qualified Public Offering” shall mean a firmly underwritten initial public offering of the Company’s Common Stock on a Form S-1 Registration Statement, or any similar form of registration statement, adopted by the Securities and Exchange Commission (the “Commission”) from and after the date hereof, filed with the Commission under the Securities Act of 1933, as amended, with respect to which the Company receives gross proceeds of at least $50,000,000 (prior to underwriters’ discounts and expenses relating to such public offering, including without limitation, fees of the Corporation’s counsel).”

(b)                                 The first sentence of Section 3.1.1 of the Existing Agreement is hereby amended to delete therefrom the date “June 30, 2013” and to insert in lieu thereof the date “June 30, 2015.”

2.                                      The undersigned parties hereby waive, for themselves and all parties to the Existing Agreement, any and all notices, if any, required to be given by Company under Section 3.2 of the Existing Agreement to the extent related to a Qualified Public Offering (as defined in Section 1 above) and hereby confirm and agree that no registration rights under the Existing Agreement shall apply to, or be exercisable in connection with, the Qualified Public Offering (as defined in Section 1 above).  The waiver, confirmation and agreement set forth in the immediately preceding sentence shall be effective for a one year period commencing with the date hereof.

3.                                      Except as herein amended and waived under Sections 1 and 2 above, the Existing Agreement shall in all other respects remain unchanged and in full force and effect according to its terms.

4.                                      This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY

GLAUKOS CORPORATION

By:	/s/ Thomas W. Burns
Thomas W. Burns
President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

DOMAIN PARTNERS IV, L.P.

By:	One Palmer Square Associates IV, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

DP IV ASSOCIATES, L.P.

By:	One Palmer Square Associates IV, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

DOMAIN PARTNERS VIII, L.P.

By:	One Palmer Square Associates VIII, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

DP VIII ASSOCIATES, L.P.

By:	One Palmer Square Associates VIII, L.L.C.
Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

VERSANT VENTURE CAPITAL I, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT AFFILIATES FUND I-A, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT AFFILIATES FUND I-B, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT SIDE FUND I, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

FRAZIER HEALTHCARE V, L.P.
By: FHM V, LP, its General Partner
By: FHM V, LLC, its General Partner

By:	/s/ Nathan Every
Nathan Every

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

GUND INVESTMENT LLC

By:	/s/ Warren Thaler
Warren Thaler
Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

INTERWEST PARTNERS IX, LP

By:	Interwest Management Partners IX, LLC

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman,
Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

MONTREUX EQUITY PARTNERS IV, LP

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ John Savarese
John Savarese

MONTREUX IV ASSOCIATES, LP

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ Daniel K. Turner III
Daniel K. Turner III

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

OrbiMed Private Investments III, LP

By:	OrbiMed Capital GP III LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Jonathan Silverstein
Name: Jonathan Silverstein
Title:

OrbiMed Associates III, LP

By:	OrbiMed Advisors LLC,
its General Partner

By:	/s/ Jonathan Silverstein
Name: Jonathan Silverstein
Title:

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

FJORDINVEST, LLC

By:	/s/ Olav Bergheim
Olav Bergheim, Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

FG GROUP, LLC

By:	/s/ Morteza A. Gharib
Morteza A. Gharib,
Managing Member

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

ORASIS, LLC

By:	/s/ Richard A. Hill
Richard A. Hill,
Manager

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

/s/ Honsheng Tu
Honsheng Tu

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

MERITECH CAPITAL PARTNERS III L.P.

By:	Meritech Capital Associates III, L.L.C.
its General Partner

By:	Meritech Management Associates III, L.L.C.
its General Partner

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

MERITECH CAPITAL AFFILIATES III L.P.

By:	Meritech Capital Associates III, L.L.C.
its General Partner

By:	Meritech Management Associates III, L.L.C.
its General Partner

By:	/s/ Paul S. Madera
Paul S. Madera, a managing member

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

/s/ Thomas W. Burns
Thomas W. Burns, Co-Trustee of the Burns Family Trust, established September 13, 2000

/s/ Thomas W. Burns
Janet M. Burns, Co-Trustee of the Burns Family Trust, established September 13, 2000

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

/s/ Richard L. Harrison
Richard L. Harrison

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

/s/ Chris Calcaterra
Chris Calcaterra

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED

/s/ Harold A. Heitzman
Harold A. Heitzman CGM IRA Rollover

SIGNATURE PAGE TO AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED
INVESTORS’ RIGHTS AGREEMENT, AS AMENDED